UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

NINE ENERGY SERVICE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200 Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 730-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2026 Long-Term Incentive Plan

On May 11, 2026, the Board of Directors (the “Board”) of Nine Energy Service, Inc. (the “Company”) approved, based on the recommendations of the Nominating, Governance and Compensation Committee (the “Committee”), the Nine Energy Service, Inc. 2026 Long-Term Incentive Plan (the “2026 Plan”), as contemplated by the Amended Joint Prepackaged Plan of Reorganization of the Company and its debtor affiliates pursuant to Chapter 11 of the Bankruptcy Code (the “Chapter 11 Plan”). In accordance with the Chapter 11 Plan, the 2026 Plan reserved for issuance an aggregate number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), equal to 1,394,999 shares of Common Stock, representing 10% of the outstanding shares of Common Stock as of the effective date of the Chapter 11 Plan. The 2026 Plan is intended to, among other things, attract and retain employees and directors of, and consultants to, the Company and its subsidiaries. The 2026 Plan is administered by the Committee.

As described in more detail below, the Committee has developed a long-term incentive program under the 2026 Plan as part of its holistic review of existing compensation arrangements, with the goal of ensuring that the Company’s key employees are appropriately incentivized and retained as part of the Company’s transition out of Chapter 11 bankruptcy. The Committee developed the long-term incentive program alongside its independent compensation consultant, taking into account market best practices and the need to align employee compensation with stockholder interests.

The 2026 Plan generally provides for the following types of awards:

●	stock options (including incentive options and nonqualified options);

●	stock appreciation rights;

●	restricted stock awards;

●	restricted stock unit awards;

●	performance awards; and

●	other stock-based awards, including cash-settled awards.

Under the 2026 Plan, the maximum number of shares of Common Stock issuable in respect of incentive stock options is 1,000,000. Under the 2026 Plan, no non-employee member of the Board may be paid compensation (including awards under the 2026 Plan, determined based on the fair market value of such awards as of the grant date, as well as any retainer fees, but excluding any special committee fees or any initial grants made shortly following the effective date of the Chapter 11 Plan) totaling more than $900,000 in respect of any single fiscal year.

If any shares of Common Stock covered by any awards granted under the 2026 Plan are forfeited, cancelled, or exchanged or if an award terminates or expires without a distribution of shares of Common Stock to the participant, those shares will again be available for awards under the 2026 Plan. If two awards are granted together in tandem, the shares of Common Stock underlying any portion of the tandem award which is not exercised or otherwise settled in shares of Common Stock will again be available for awards under the 2026 Plan. Any shares of Common Stock covered by an award that is settled in cash will again be available for awards under the 2026 Plan. In addition, if (a) an award, by its terms, can only be settled in cash or (b) a participant elects to give up the right to receive cash compensation in exchange for shares of Common Stock based on fair market value, such shares will not count against the aggregate 2026 Plan limit. Any shares that (i) are tendered to or withheld by the Company to satisfy payment of applicable tax withholding requirements in connection with the vesting or delivery of an award, or (ii) are withheld by the Company upon exercise of a stock option pursuant to a “net exercise” arrangement, will again be available for awards under the 2026 Plan.

Awards can be made under the 2026 Plan for a period of ten years from the date on which the Board approved the 2026 Plan, subject to the Board’s ability to amend, alter, suspend, discontinue, or terminate the 2026 Plan or any portion thereof at any time.

The foregoing description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Approval of Long-Term Incentive Awards under the 2026 Plan and Other Compensation Matters

In connection with the approval of the 2026 Plan, the Board, based on the recommendations of the Committee, approved the framework of a long-term incentive program under the 2026 Plan, including individual grants to certain executive officers of the Company. The long-term incentive program was developed based on the recommendations of the Committee’s independent compensation consultant and taking into account the particular need to incentivize and retain key employees as part of the Company’s emergence from Chapter 11 bankruptcy. The long-term incentive program for executive officers of the Company consists of (a) stock-settled time-based restricted stock units (“RSUs”), vesting over a period of three years subject to continued employment with the Company, and (b) performance-based cash awards (“Performance Awards”) eligible to vest based on relative total shareholder return (TSR) performance measured over three separately-measured annual performance periods and subject to continued employment through the full three-year performance cycle. The maximum cash value that can be earned in respect of the Performance Awards is equal to 200% of the participant’s target award. The RSUs and Performance Awards include customary termination protections in connection with certain involuntary terminations of employment, as well as “double trigger” vesting provisions in connection with a change in control.

Based on the recommendations of the Committee, the Board approved the following awards for Ms. Fox, the Company’s President, Chief Executive Officer and Secretary, Mr. Crombie, the Company’s Executive Vice President and Chief Operating Officer, and Ms. Schmidt, the Company’s Interim Chief Financial Officer and Senior Vice President, Strategic Development & Investor Relations, with such grants to become effective on May 18, 2026:

Name/Title	Approved Grant Value of RSUs ($)*	Approved Target Value of Performance Awards ($)
Ann G. Fox, President, Chief Executive Officer and Secretary	$2,980,000	$2,980,000
David Crombie, Executive Vice President and Chief Operating Officer	$1,225,000	$1,225,000
Heather Schmidt, Interim Chief Financial Officer and Senior Vice President, Strategic Development & Investor Relations	$350,000	$350,000

*	Number of RSUs granted was determined based on a stock price of $9.

The Board also approved, based on the recommendations of the Committee, long-term incentive awards to other key management team members, including a mix of stock-settled RSUs, cash-settled RSUs and Performance Awards.

On May 11, 2026, the Board also approved, based on recommendations of the Committee, a cash stipend of $15,000 per month for Ms. Schmidt, which will remain in effect in respect of each month during which she is serving as the Company’s Interim Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Nine Energy Service, Inc. 2026 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.3 of Nine Energy Service, Inc.’s Registration Statement on Form S-8 filed on May 11, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2026	NINE ENERGY SERVICE, INC.

	By:	/s/ Heather Schmidt
Heather Schmidt Interim Chief Financial Officer and Senior Vice President, Strategic Development & Investor Relations

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